                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 20, 2002



                         Progenics Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                   000-23143              13-3379479
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(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)



         777 Old Saw Mill River Road, Tarrytown, New York     10591
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         (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800



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         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

         On December 20, 2002, Progenics Pharmaceuticals, Inc. issued a press release announcing that it has initiated a pivotal phase-3 clinical trial of its investigational drug methylnaltrexone for the reversal of opioid-induced constipation. A copy of the press release, including related questions and answers, is attached as Exhibit 99.1.

         The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROGENICS PHARMACEUTICALS, INC.


                                            By: /s/ PHILIP K. YACHMETZ
                                                 ------------------------------
                                                    Philip K. Yachmetz
                                                    Vice President, General
                                                    Counsel and Secretary


Date:  December 20, 2002
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